Exhibit 99.2

Amounts in millions, except per share amounts, ASP, percentages	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16[9]	Revenue by Channel R4Q Ending Q3 FY16 Revenue by Geography R4Q Ending Q3 FY16
TAM	156.7	139.1	135.8	135.9	133.3	140.2	142.2	138.1	138.0	147.3	140.8	125.0	111.0	118.7	115.1	99.8
HDD Share	45.3%	44.9%	43.6%	44.3%	44.9%	44.7%	44.4%	43.8%	45.7%	44.0%	43.4%	43.6%	43.7%	43.6%	43.2%	43.2%
Units (HDD)[2]	71.0	62.5	59.2	60.2	59.9	62.6	63.1	60.4	63.1	64.7	61.0	54.5	48.5	51.7	49.7	43.1
ASP (HDD)	$65	$62	$62	$61	$60	$58	$60	$58	$56	$58	$60	$61	$60	$60	$61	$60
Revenue	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191	$3,360	$3,317	$2,822
Gross Profit	$1,472	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930	$955	$906	$753
Gross Margin	31.0%	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%	28.4%	27.3%	26.7%
R&D	$406	$396	$378	$396	$402	$401	$416	$418	$426	$437	$426	$402	$381	$385	$389	$359
SG&A	178	179	162	185	180	132	226	201	202	220	164	199	190	192	207	166
Other	80	26	41	63	689	24	36	38	49	23	54	10	104	56	59	140

Total Operating Expenses	$664	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675	$633	$655	$665
Operating Income (Loss)	$808	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255	$322	$251	$88
Net Income (Loss)	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74
EPS	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94	$1.21	$1.07	$0.32
Diluted Shares Outstanding	260	252	246	245	236	242	243	242	241	240	238	236	235	234	234	234
Non-GAAP Results Gross Profit[10]	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951	$972	$944	$794
Gross Margin[10]	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%	28.9%	28.5%	28.1%
Operating Expenses[10]	$572	$564	$529	$559	$564	$574	$616	$605	$598	$638	$620	$591	$560	$567	$542	$477
Net Income	$872	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366	$374	$283
EPS[6]	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51	$1.56	$1.60	$1.21
Revenue By Channel OEM	69%	63%	61%	60%	66%	64%	62%	62%	65%	63%	63%	64%	67%	67%	65%	66%
Distributors	21%	24%	24%	26%	23%	24%	24%	25%	23%	24%	23%	23%	21%	21%	21%	22%
Retail	10%	13%	15%	14%	11%	12%	14%	13%	12%	13%	14%	13%	12%	12%	14%	12%
Revenue by Geography Americas	27%	23%	27%	27%	28%	26%	25%	25%	24%	27%	27%	29%	32%	30%	31%	30%
EMEA	18%	18%	23%	22%	19%	20%	23%	21%	20%	21%	24%	21%	21%	21%	23%	23%
Asia/ANZ	55%	59%	50%	51%	53%	54%	52%	54%	56%	52%	49%	50%	47%	49%	46%	47%
Top 10 Customers Revenue	53%	44%	45%	45%	48%	48%	42%	44%	45%	45%	44%	43%	44%	48%	44%	45%
Enterprise SSD Revenue	$54	$70	$89	$92	$104	$106	$155	$134	$113	$156	$187	$224	$244	$233	$270	$200
Non-PC Revenue[12]	45%	46%	51%	51%	52%	53%	54%	53%	54%	55%	58%	60%	65%	66%	65%	64%
PC Units[5] Notebook	32.773	25.887	21.300	21.547	23.989	22.912	22.662	21.814	22.899	23.396	21.178	18.785	15.513	15.804	15.318	13.577
Desktop	21.211	16.819	17.717	18.383	16.185	17.307	16.825	16.635	16.182	16.320	15.375	13.523	11.601	11.683	12.458	10.681
Non-PC Units Consumer Electronics[4]	4.155	8.019	6.452	6.517	6.544	8.474	8.794	8.573	10.906	10.485	9.295	8.610	9.056	11.484	8.461	7.318
Branded	4.986	5.767	7.139	6.517	5.281	6.146	7.018	6.272	6.012	6.780	7.156	6.090	5.151	5.575	6.443	5.157
Enterprise	7.913	5.988	6.633	7.211	7.897	7.771	7.783	7.129	7.098	7.763	8.041	7.519	7.199	7.185	7.008	6.390

Total HDD	71.038	62.480	59.241	60.175	59.896	62.610	63.082	60.423	63.097	64.744	61.045	54.527	48.520	51.731	49.688	43.123
Average GB Shipped	668	708	804	805	797	811	874	888	875	1,001	1,088	1,123	1,159	1,228	1,390	1,443
EB Shipped	47.4	44.3	47.6	48.4	47.7	50.8	55.1	53.6	55.2	64.8	66.4	61.3	56.2	63.5	69.1	62.2
R4Q EB Shipped	126.3	133.9	165.1	187.8	188.0	194.5	202.0	207.2	214.7	228.7	240.0	247.7	248.7	247.4	250.1	251.0

Volume and HDD Share[2]	Revenue and Non-GAAP Gross Margin[10]	Non-GAAP EPS Analysis

Page 1	WDC Quarterly Fact Sheet – Q3 FY16

Balance sheet, cash flows, earnings, dividends and share repurchase amounts in millions	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16

Business Model

(Non-GAAP)

Gross Margin*

27%-32%

Operating Expense*

10%-12%

Operating Income*

15%-22%

Tax

7%-10% of Income

Before Tax

Capital Expenditures*

5%-7%

Conversion Cycle

4-8 Days

*Percent of Revenue

Cash and Cash Equivalents	$3,208	$3,537	$3,816	$4,060	$4,309	$4,869	$4,655	$4,569	$4,804	$5,159	$4,902	$4,812	$5,024	$5,081	$5,363	$5,887
Available-for-Sale (AFS) Securities	—	—	—	—	—	—	—	470	499	454	465	523	590	704	732	146
Debt	(2,185)	(2,128)	(2,128)	(2,013)	(1,955)	(2,398)	(2,340)	(2,469)	(2,438)	(2,406)	(2,375)	(2,344)	(2,567)	(2,536)	(2,505)	(2,203)

Net Cash, Cash Equivalents & AFS Securities	$1,023	$1,409	$1,688	$2,047	$2,354	$2,471	$2,315	$2,570	$2,865	$3,207	$2,992	$2,991	$3,047	$3,249	$3,590	$3,830
Cash Flow From Operations	$1,128	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488	$545	$598	$485
Free Cash Flow	$804	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332	$394	$449	$352
Capital Expenditures	$324	$382	$246	$188	$136	$136	$170	$161	$161	$160	$146	$150	$156	$151	$149	$133
Depreciation and Amortization	$339	$313	$309	$309	$302	$312	$317	$307	$308	$289	$290	$285	$250	$236	$252	$246
EBITDA	$1,147	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505	$558	$503	$334
Accounts Receivable, Net	$2,364	$1,951	$1,732	$1,700	$1,793	$1,791	$1,959	$1,802	$1,989	$1,915	$1,880	$1,696	$1,532	$1,616	$1,650	$1,254
Inventory Raw Materials	$245	$237	$193	$191	$167	$208	$201	$204	$168	$178	$154	$173	$168	$135	$130	$133
Work in Process	552	559	581	583	575	579	581	519	493	509	510	498	500	507	474	440
Finished Goods	413	508	430	423	446	457	511	554	565	585	618	651	700	618	634	654

Total Inventory	$1,210	$1,304	$1,204	$1,197	$1,188	$1,244	$1,293	$1,277	$1,226	$1,272	$1,282	$1,322	$1,368	$1,260	$1,238	$1,227
Property, Plant and Equipment, Net	$4,067	$4,027	$3,938	$3,803	$3,700	$3,638	$3,509	$3,406	$3,293	$3,202	$3,099	$3,051	$2,965	$2,890	$2,801	$2,687
Accounts Payable	$2,773	$2,545	$2,185	$2,037	$1,990	$2,061	$2,106	$1,902	$1,971	$2,016	$2,071	$2,020	$1,881	$1,799	$1,806	$1,571
Days Sales Outstanding[11]	45	44	41	41	44	43	45	44	50	48	44	44	44	44	45	40
Days Inventory Outstanding[11]	34	42	40	40	40	42	42	44	42	45	42	48	55	48	47	54
Days Payables Outstanding[11]	77	82	72	69	67	69	68	65	68	71	68	73	76	68	68	69
Cash Conversion Cycle[11]	2	4	9	12	17	16	19	23	24	22	18	19	23	24	24	25
Inventory Turns[11]	11	9	9	9	9	9	9	8	9	8	9	8	7	8	8	7
Dividends Paid	$—	$—	$121	$—	$60	$59	$59	$71	$70	$94	$94	$93	$116	$115	$116	$116
Shares Repurchased	16.4	5.2	4.2	5.2	4.4	2.3	2.0	2.8	3.2	2.2	3.2	2.2	2.0	0.7	—	—
Shares Repurchased	$604	$218	$146	$243	$235	$150	$150	$244	$272	$223	$309	$240	$198	$60	$—	$—
Remaining Amount Authorized	$1,312	$2,594	$2,448	$2,205	$1,970	$1,820	$1,670	$1,426	$1,154	$931	$622	$2,382	$2,184	$2,124	$2,124	$2,124
R4Q Economic Profit[8]	$542	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203	$52	$(157)	$(440)
R4Q ROIC[8]	20.4%	21.3%	21.0%	20.0%	10.1%	9.7%	10.5%	10.2%	15.1%	14.2%	14.1%	14.1%	13.1%	11.7%	10.0%	7.4%
R4Q ROA[8]	14.3%	14.9%	14.7%	14.2%	7.0%	6.7%	7.2%	7.0%	10.6%	10.0%	10.1%	10.2%	9.6%	8.7%	7.5%	5.4%
Worldwide Headcount[3]	103,111	96,002	93,820	87,565	85,777	87,586	87,976	84,556	84,072	83,277	83,993	80,767	76,449	76,052	74,891	67,884

Gross vs. Net Cash, Cash Equivalents & AFS Securities	R&D10 and Capital Expenditures	Free Cash Flow	R4Q ROIC & R4Q Economic Profit[8]

Page 2	WDC Quarterly Fact Sheet – Q3 FY16

Non-GAAP Financial Measures

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company’s business, making strategic acquisitions, strengthening the balance sheet, repaying debt, paying dividends and repurchasing stock. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

Non-GAAP Gross Margin and Non-GAAP Gross Profit: Non-GAAP gross margin is a non-GAAP measure defined as non-GAAP gross profit divided by revenue. Non-GAAP gross profit is a non-GAAP measure defined as gross profit before any charges to cost of goods sold that may not be indicative of ongoing operations. We believe that non-GAAP gross profit is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods’ performance.

Non-GAAP Operating Expenses: Non-GAAP operating expenses is a non-GAAP measure defined as operating expenses before any charges that may not be indicative of ongoing operations. We believe that non-GAAP operating expenses is a useful measure to investors as an alternative method for measuring our expense management and comparing it against prior periods’ performance.

Non-GAAP Net Income and Non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any charges that may not be indicative of ongoing operations, or any tax impact related to those charges. We believe that non-GAAP net income and non-GAAP EPS are useful measures to investors as an alternative method for measuring our earnings performance and comparing it against prior periods’ performance.

Non-GAAP income tax provision as a percentage of non-GAAP pre-tax income: Non-GAAP income tax provision is a non-GAAP measure defined as income tax provision plus any income tax adjustments that may not be indicative of ongoing operations. We believe that non-GAAP income tax provision as a percentage of non-GAAP pre-tax income is a useful measure to investors as an alternative method for measuring our effective tax rate and comparing it against prior periods’ performance.

In millions, except gross margin and per share amounts	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
Reconciliation of Cash Flows from Operations to Free Cash Flow
Cash Flows from Operations	$1,128	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488	$545	$598	$485
Capital Expenditures	(324)	(382)	(246)	(188)	(136)	(136)	(170)	(161)	(161)	(160)	(146)	(150)	(156)	(151)	(149)	(133)

Free Cash Flow	$804	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332	$394	$449	$352
Reconciliation of Net Income to EBITDA
Net Income (Loss)	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74
Interest	7	14	10	11	9	10	11	13	5	9	8	9	8	8	7	8
Income Tax Provision	56	59	133	15	35	37	37	31	30	37	20	28	27	31	(7)	6
Depreciation and Amortization	339	313	309	309	302	312	317	307	308	289	290	285	250	236	252	246

EBITDA	$1,147	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505	$558	$503	$334
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit
Gross Profit[10]	$1,472	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930	$955	$906	$753
Acquisition-related charges	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Charges related to cost saving initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	—	22	25
Other charges	—	—	—	—	—	—	—	—	10	—	39	—	1	—	—	—
Amortization of acquired intangible assets	39	38	38	38	35	36	40	39	39	39	38	37	20	17	16	16

Non-GAAP Gross Profit[10]	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951	$972	$944	$794
Revenue	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191	$3,360	$3,317	$2,822
Gross Margin[10]	31.0%	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%	28.4%	27.3%	26.7%
Non-GAAP Gross Margin[10]	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%	28.9%	28.5%	28.1%
Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Total Operating Expenses	$664	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675	$633	$655	$665
Less:
Amortization of acquired intangible assets	(12)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(8)	(7)	(7)	(7)	(8)	(8)	(8)	(6)
Employee termination, asset impairment and other charges	(80)	(26)	(41)	(63)	(8)	(11)	(23)	(25)	(26)	(9)	(36)	(10)	(104)	(56)	(27)	(140)
Charges related to cost saving initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(15)	(24)
Charges related to arbitration award	—	—	—	—	(681)	(13)	(13)	(13)	(13)	(14)	(1)	—	—	—	(32)	—
Acquisition-related charges	—	—	—	—	(7)	(13)	—	—	—	—	—	(3)	—	—	(27)	(16)
Charges and insurance recoveries related to flooding, net	—	—	—	—	—	65	—	—	—	—	37	—	—	—	—	—
Other charges	—	—	—	(11)	—	—	(15)	(3)	(32)	(12)	(17)	—	(3)	(2)	(4)	(2)

Non-GAAP Operating Expenses	$572	$564	$529	$559	$564	$574	$616	$605	$598	$638	$620	$591	$560	$567	$542	$477
Reconciliation of Net Income (Loss) to Non-GAAP Net Income
Net Income (Loss)	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74
Amortization of acquired intangible assets	51	49	49	49	46	47	51	50	47	46	45	44	28	25	24	22
Employee termination, asset impairment and other charges	80	26	41	63	8	11	23	25	36	9	53	10	104	56	27	140
Charges related to cost saving initiatives	—	—	—	—	—	—	—	—	—	—	—	—	—	—	37	49
Charges related to arbitration award	—	—	—	—	681	13	13	13	13	14	1	—	—	—	32	—
Acquisition-related charges	—	—	—	—	7	13	—	—	—	—	—	3	—	—	27	16
Charges and insurance recoveries related to flooding, net	—	—	—	—	—	(65)	—	—	—	—	(37)	—	—	—	—	—
Other charges	—	—	—	11	—	—	15	7	32	12	39	—	4	2	4	2
Income tax adjustments	(4)	—	88	—	—	—	—	—	—	—	—	—	—	—	(28)	(20)

Non-GAAP Net Income	$872	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366	$374	$283
EPS	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94	$1.21	$1.07	$0.32
Non-GAAP EPS	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51	$1.56	$1.60	$1.21
Diluted Shares Outstanding	260	252	246	245	236	242	243	242	241	240	238	236	235	234	234	234
Non-GAAP Diluted Shares Outstanding[6]	260	252	246	245	243	242	243	242	241	240	238	236	235	234	234	234
Reconciliation of Income Tax Provision as a percentage of pre-tax income to Non-GAAP income tax provision as a percentage of non-GAAP pre-tax income
Net income (loss)	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283	$251	$74
Income tax provision	56	59	133	15	35	37	37	31	30	37	20	28	27	31	(7)	6

Pre-tax income	$801	$578	$468	$406	$(230)	$532	$467	$406	$347	$460	$458	$412	$247	$314	$244	$80
Income tax provision as a percentage of pre-tax income	7%	10%	28%	4%	-15%	7%	8%	8%	9%	8%	4%	7%	11%	10%	-3%	8%
Non-GAAP Net Income	$872	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366	$374	$283
Add:
Income tax provision	56	59	133	15	35	37	37	31	30	37	20	28	27	31	(7)	6
Income tax adjustments	4	—	(88)	—	—	—	—	—	—	—	—	—	—	—	28	20

Non-GAAP income tax provision	60	59	45	15	35	37	37	31	30	37	20	28	27	31	21	26
Non-GAAP pre-tax income	$932	$653	$558	$529	$512	$551	$569	$501	$475	$541	$559	$469	$383	$397	$395	$309
Non-GAAP income tax provision as a percentage of pre-tax income	6%	9%	8%	3%	7%	7%	7%	6%	6%	7%	4%	6%	7%	8%	5%	8%

Page 3	WDC Quarterly Fact Sheet – Q3 FY16

Non-GAAP Financial Measures

Economic Profit: Economic profit (EP) is a non-GAAP financial measure defined as net operating profit after taxes less the value of invested capital multiplied by the weighted average cost of capital, where net operating profit after taxes is defined as income from operations minus tax expense and invested capital is defined as the sum of current debt, long-term debt and equity. Management uses EP to evaluate business performance and allocate resources, and it is a component in determining management’s incentive compensation. Management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit.

In millions	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16	Q2 FY16	Q3 FY16
Reconciliation of Operating Income (Loss) to R4Q Economic Profit
Operating Income (Loss)	$259	$162	$542	$808	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255	$322	$251	$88
Income Tax Provision	(19)	(15)	(55)	(56)	(59)	(133)	(15)	(35)	(37)	(37)	(31)	(30)	(37)	(20)	(28)	(27)	(31)	7	(6)

Net Operating Profit After Taxes	240	147	487	752	533	345	402	(256)	505	441	388	322	432	446	393	228	291	258	82
R4Q Net Operating Profit After Taxes	771	692	1,034	1,626	1,919	2,117	2,032	1,024	996	1,092	1,078	1,656	1,583	1,588	1,593	1,499	1,358	1,170	859
Invested Capital x WACC	(658)	(677)	(1,117)	(1,084)	(1,118)	(1,141)	(1,148)	(1,083)	(1,172)	(1,201)	(1,236)	(1,241)	(1,251)	(1,260)	(1,273)	(1,296)	(1,306)	(1,327)	(1,299)

R4Q Economic Profit	$113	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203	$52	$(157)	$(440)

Formulas

Share = Units (HDD) / TAM

ASP = Revenue / Units (HDD)

Free Cash Flow = Cash Flow from Operations – Capital Expenditures

EBITDA = Net Income (Loss) + Interest + Income Tax Expense + Depreciation and Amortization

Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)

Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)

Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)

Cash Conversion Cycle = DSO + DIO – DPO

Inventory Turns = 364 days / DIO

R4Q Economic Profit = R4Q Net Operating Profit After Taxes – (Invested Capital x WACC)

•	Invested Capital = Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity

•	WACC[7] = 11%

R4Q ROIC = R4Q (Net Income (Loss) + Interest Expense) / R4Q Average (Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity)

R4Q ROA = R4Q Net Income (Loss) / R4Q Average Total Assets

Footnotes

1.	ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates.
2.	Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media.
3.	Worldwide Headcount excludes temporary and contracted employees.
4.	Consumer Electronics includes gaming.
5.	PC includes shipments to distributors, second/third tier external HDD manufacturers, and white box manufacturers.
6.	Q4 FY13 non-GAAP EPS is calculated using the same number of shares used for Q4 FY13 GAAP EPS plus 7 million dilutive shares. Dilutive shares are not included in the Q4 FY13 GAAP EPS calculation as Q4 FY13 resulted in a net loss.
7.	WACC of 11% is an internal assumption.
8.	Q2 FY12 includes charges related to the flooding. Q4 FY13 includes charges related to the arbitration award.
9.	TAM is preliminary and based on internal information.
10.	Certain FY14 prior quarter amounts have been reclassified from gross profit, R&D and SG&A to the other charges line within operating expenses to conform to the annual presentation of FY14 in Part II, Item 8, Note18 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K.
11.	Q1 FY15 cash conversion cycle calculated using 98 days due to a 14 week quarter. Q1 FY15 inventory turns calculated using 371 days due to a 53 week year.
12.	Non-PC revenue percentage includes consumer electronics, enterprise applications, branded products, and SSD.

Page 4	WDC Quarterly Fact Sheet – Q3 FY16